Exhibit 32

CERTIFICATION

In connection with the Annual Report of EQM Midstream Partners, LP (“EQM”) on Form 10-K for the period ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)              The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of EQM.

/s/ THOMAS F. KARAM	February 27, 2020
Thomas F. Karam
Chief Executive Officer, EQGP Services, LLC, EQM’s General Partner

/s/ KIRK R. OLIVER	February 27, 2020
Kirk R. Oliver
Senior Vice President and Chief Financial Officer, EQGP Services, LLC, EQM’s General Partner